TOUCHSTONE FUNDS GROUP TRUST
TOUCHSTONE INSTITUTIONAL FUNDS TRUST
TOUCHSTONE STRATEGIC TRUST
TOUCHSTONE VARIABLE SERIES TRUST

Supplement dated March 19, 2020 to the current Prospectus for each Touchstone Fund, as may be supplemented

Effective immediately, the following is added to the "Principal Investment Strategies and Risks - What are the Principal Risks of Investing in the Fund(s)?" section of the Prospectus for each Touchstone Fund:

Health Crises Impact Risk: An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund's performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in a Fund.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-COVID19-ALLPROS-S1-2003